EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Select Interior Concepts, Inc. (the “Company”) for the quarterly period ended March 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Tyrone Johnson, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: May 21, 2020	/s/ Tyrone Johnson
Tyrone Johnson
Chief Executive Officer
(Principal Executive Officer)